Exhibit 99.32

EXECUTION VERSION

LISTCO ACKNOWLEDGEMENT LETTER

THIS DEED is made on         5 July 2024

AMONG

VNET GROUP, INC., an exempted company incorporated with limited liability under the laws of the Cayman Islands with company number 232198 and its registered office at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the “Listco”);

SHINING RICH HOLDINGS LIMITED 耀富控股有限公司, a BVI business company incorporated under the laws of the British Virgin Islands with limited liability with company number 1972405 and with its registered office at Portcullis Chambers, 4th Floor Ellen Skelton Building, 3076 Sir Francis Drake Highway, Road Town, Tortola, British Virgin Islands VG1110 (the “Investor”); and

GENTAO CAPITAL LIMITED, a BVI business company incorporated under the laws of the British Virgin Islands with limited liability with company number 1759132 and with its registered office at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (the “Issuer”).

IT IS AGREED

1.	INTRODUCTION

1.1	The Listco understands that:

(a)	the Issuer has entered or will enter into a subscription agreement dated on or around the date of this Deed with, among others, the Investor in relation to the 12 per cent. secured guaranteed note in the principal amount up to US$24,000,000 (the “Note”) (as may be further amended and/or restated from time to time, the “Subscription Agreement”);

(b)	the Issuer has executed or will execute a note instrument by way of deed poll dated on or around the date of this Deed creating and constituting the Note (the “Note Instrument”);

(c)	each of Beacon Capital Group Inc. (a BVI business company with company number 469757) (“Beacon”), Fast Horse Technology Limited (a BVI business company with company number 368150) (“Fast Horse”), Sunrise Corporation Holding Ltd. (a BVI business company with company number 1622848) (“Sunrise”, together with the Issuer, Beacon and Fast Horse, the “Corporate Obligors”) and Chen Sheng has granted or will grant a guarantee to the Investor to guarantee the Issuer’s obligations under the Transaction Documents (as defined in the Subscription Agreement) (the “Transaction Documents”);

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(d)	as security for the Issuer’s obligations and liabilities under the Transaction Documents (as defined below), each Corporate Obligor has granted or will grant a security interest in favour of the Investor pursuant to a Hong Kong law governed share charge between each Corporate Obligor and the Investor (together the “Share Charges”) over the Class A ordinary shares (the “Initial Charged Class A Shares”) and/or Class B ordinary shares (the “Initial Charged Class B Shares”) registered in each Corporate Obligor’s name on the register of members of the Listco (the “Register”) set out below, and such other Class A ordinary shares in the Listco (the “Additional Charged Class A Shares”) and/or Class B ordinary shares in the Listco (the “Additional Charged Class B Shares”) owned by that Corporate Obligor which become subject to the security created pursuant to the terms of any Share Charges from time to time (the Additional Charged Class A Shares, the Additional Charged Class B Shares, the Initial Charged Class A Shares and the Initial Charged Class B Shares are collectively referred to as the “Charged Shares”):

Corporate Obligor	Number of Class A ordinary shares / ADSs charged as at the date of this Deed	Share certificate number (representing the Class A ordinary shares charged as at the date of this Deed)	Number of Class B ordinary shares charged as at the date of this Deed	Share certificate number (representing the Class B ordinary shares charged as at the date of this Deed)
Issuer	Class A ordinary share: 1	OA-284	0	N/A
	ADSs: 5,604,821 (to be cancelled and reregistered as 33,628,926 Class A ordinary shares)	N/A
Beacon	34,744,206	OA-283	0	N/A
Fast Horse	0	N/A	19,670,117	OB-033 and OB-037
Sunrise	0	N/A	8,087,875	OB-063

2.	LISTCO’S ACKNOWLEDGEMENTS AND UNDERTAKINGS

2.1	Constitutional documents:

(a)	The Listco confirms to the Investor that:

(i)	the Transaction Documents or any of the documents referred to therein or the transactions contemplated thereunder; and

(ii)	the security interest created over the Charged Shares and the Restricted ADSs (as defined in the RADS Letter Agreement (as defined below)) upon conversion of any Pledged Shares) under each Share Charge, and any action by the Investor with respect to the enforcement of the Charged Shares or the Restricted ADSs (including any conversion of the Charged Shares in the form of Class B ordinary shares in the Listco to Class A ordinary shares in the Listco, any deposit of the Charged Shares into the ADS facility in exchange for the issuance of American depositary shares of the Listco (“ADSs”), and any sale and/or transfer of the Charged Shares and/or ADSs issued in exchange therefor, in each case, upon an enforcement of any or all of the Share Charges), do not and will not violate:

(A)	any of the Listco’s constitutional documents;

(B)	any shareholders’ agreement, voting agreement or other contract to which the Listco is a party; or

(C)	any corporate policy of the Listco or other rules or regulations of the Listco applicable to the Obligors, including the “Statement of Policies Governing Material Non-Public Information and the Prevention of Insider Trading” adopted by the Listco (as set out in Schedule 1 to this Deed) (together with any amendment or variation thereto, the “Insider Trading Policy”).

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(b)	The Listco undertakes to Investor that:

(i)	until the Listco is provided with a written notice from the Investor confirming that:

(A)	the Secured Obligations (as defined in each Share Charges) have been irrevocably and unconditionally paid and discharged in full; or

(B)	each of the Share Charges has otherwise been released or discharged by the Investor (the “Discharge Notice”),

the Listco shall not make any amendments to the Insider Trading Policy that are materially prejudicial to the interests of the Investor, to the extent permitted under Applicable Rules (as defined below); and

(ii)	subject to paragraph (i) above, it shall notify the Investor of any amendments to the Insider Trading Policy together with an accompanying copy of the most updated Insider Trading Policy incorporating the relevant amendments.

(c)	As of the date hereof, assuming that the Investor does not fall within the definition of “Insider” under the Insider Trading Policy, the Listco confirms to the Investor that:

(i)	the Investor, solely in connection with the Transaction Documents and the transactions contemplated thereunder, is not subject to the Insider Trading Policy or any other insider trading, corporate or similar policy of the Listco;

(ii)	each Corporate Obligor is subject to the Insider Trading Policy;

(iii)	the Listco has not designated, and does not presently have any intention to designate, any “limited trading period” as described in the Insider Trading Policy; and

(iv)	the Compliance Officer of the Listco has granted each Corporate Obligor consent for the entry into and the performance by that Corporate Obligor of the Transaction Documents in accordance with the Insider Trading Policy.

“Applicable Rules” means (i) law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) in any relevant jurisdiction or imposed by any regulatory body with jurisdiction over any persons relevant to the subject matter hereof; and (ii) the terms and conditions of the ADR deposit agreement and any additional rules and policies imposed by the ADR depositary.

2.2	No objection to transaction: The Listco confirms to the Investor that it does not have any objections to the entry into and the performance by each Corporate Obligor of, and the transaction contemplated by the Transaction Documents, including:

(a)	the creation of security over the Charged Shares under the Share Charges;

(b)	the conversion of any Charged Shares to Restricted ADSs;

(c)	the creation of security over the Restricted ADSs (upon conversion of any Charged Shares) under the Share Charges; and

(d)	any sale and/or transfer of the Charged Shares and/or conversion of the Charged Shares in the form of Class B ordinary shares in the Listco to Class A ordinary shares in the Listco and/or the conversion of the Charged Shares in the form of Class A ordinary shares in the Listco to ADSs upon an enforcement of all or any of the Share Charges.

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2.3	Current public information: The Listco confirms to the Investor that it has (i) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the preceding 12 months, and (ii) been subject to such filing requirements for the past 90 days.

2.4	Facilitate conversion of Class B ordinary shares to Class A ordinary shares: At any time upon receipt of any form executed by a Corporate Obligor under which that Corporate Obligor elects to convert any Class B ordinary shares in the Listco (which are Charged Shares) to Class A ordinary shares in the Listco (together with the relevant original share certificates for these Class B ordinary shares in the Listco to be so converted) in the event that the Investor notifies the Listco that the security created over the Charged Shares has become enforceable, the Listco shall use its best efforts to promptly do all such acts and/or execute all such documents instructed by that Corporate Obligor and/or the Investor (as applicable) in accordance with the Transaction Documents in order to:

(a)	effect such conversion of Class B ordinary shares in the Listco to Class A ordinary shares in the Listco (such converted shares being the “Converted Shares”);

(b)	issue a new share certificate representing the Converted Shares, registered in the name of the Investor (or its nominee) or otherwise in accordance with its instructions, and deliver such new share certificate directly to the Investor or to its order;

(c)	update the register of members of the Listco showing the Investor (or its nominee) or otherwise in accordance with its instructions, as the registered owner of the Converted Shares; and

(d)	make an annotation in the form approved by the Investor in the Register in respect of the Converted Shares.

2.5	Facilitate sale upon enforcement: Upon being notified by the Investor that the security created over the Charged Shares or the Restricted ADSs has become enforceable, the Listco undertakes, to the extent permitted under Applicable Rules, including the Exchange Act and the Securities Act (as defined below) and all regulations promulgated thereunder:

(a)	to the Investor that, to the extent permitted under Applicable Rules, it will use its best efforts to promptly take such actions as the Investor determines is necessary to facilitate the exercise by the Investor of any rights or remedies pursuant to the Transaction Documents (including without limitation, to (i) effect any conversion of Class B ordinary shares in the Listco to Class A ordinary shares in the Listco, (ii) register and procure its share registrar, Maples Fund Services (Cayman) Limited (the “Cayman Share Registrar”) or its registered office provider, Maples Corporate Services Limited (the “Registered Office”) (as applicable, with such applicability being based on which of them holds the original Register) to register the transferee specified in the instrument of transfer as the registered holder of the Charged Shares, (iii) issue and procure the Cayman Share Registrar or the Registered Office (as applicable) to issue share certificates representing the Charged Shares in the name of such transferee and (iv) subject to the Investor’s compliance with all requirements by the Depositary and the applicable laws and regulations (and the Listco shall promptly do all such acts and/or execute all such documents the Investor deems necessary or desirable for such compliance), remove all restrictive legends from the Charged Shares and convert them into freely tradeable ADSs that are capable of being identified by a DTC-eligible CUSIP number and deliver requisite documents in connection with any sale or transfer of the Charged Shares);

(b)	to the extent permitted under Applicable Rules, not to take any actions that would hinder or delay the exercise of any remedies of the Investor pursuant to the Share Charges and/or the Transaction Documents;

(c)	to enter into and to procure the Cayman Share Registrar and/or the Registered Office (as applicable, with such applicability being based on which of them holds the original Register) to enter into a registrar confirmation letter (the “Registrar Confirmation Letter”) among the Corporate Obligors, the Listco, the Investor and the Cayman Share Registrar and/or the Registered Office (as applicable, with such applicability being based on which of them holds the original Register);

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(d)	to promptly comply with its obligations and use commercially reasonable efforts to procure the Cayman Share Registrar and the Registered Office (as applicable, with such applicability being based on which of them holds the original Register) to promptly comply with their obligations under the Registrar Confirmation Letter;

(e)	to enter into a depositary confirmation letter (the “Depositary Confirmation Letter”) to be entered into among the Listco, the Investor and the depositary of the Listco’s ADS facility, Citibank, N.A. (and any successor depositary of the Listco's ADS facility, the “Depositary”) in form and substance satisfactory to the Investor promptly upon request by the Investor;

(f)	to promptly comply with its obligations and use commercially reasonable efforts to procure the Depositary to promptly comply with its obligations under the Depositary Confirmation Letter; and

(g)	not to replace the current depositary of the ADS facility of the Listco, the current registered office provider, being as of the date of this Deed, Maples Corporate Services Limited, or the current share registrar of the Listco, being as of the date of this Deed, Maples Fund Services (Cayman) Limited, without providing a two-week advance notice to the Investor, and upon any such replacement, to procure the relevant successor depositary, registered office provider and/or share registrar to enter into with the Investor an agreement on substantially the same terms as the Registrar Confirmation Letter or the Depositary Confirmation Letter, as applicable.

2.6	Facilitate conversion of Charged Shares to Restricted ADSs: At any time upon receipt of any form executed by a Corporate Obligor under which that Corporate Obligor elects to convert any Class A ordinary shares in the Listco (which are Charged Shares) to Restricted ADSs (together with the relevant original share certificates for these Class A ordinary shares in the Listco to be so converted) pursuant to paragraph (c) of clause 15.21 of the Subscription Agreement, the Listco shall use its best efforts to promptly do all such acts and/or execute all such documents instructed by that Corporate Obligor and/or the Investor (as applicable) in accordance with the Transaction Documents in order to:

(a)	effect such conversion of Class A ordinary shares in the Listco to Restricted ADSs in the Listco, registered in the name of the Investor for the benefit of the Issuer; and

(b)	facilitate the relevant Corporate Obligor to comply with its obligations under the Share Charges.

2.7	Other undertakings: The Listco undertakes to Investor that, until the Listco is provided with a Discharge Notice, subject to compliance with the requirements by the Depositary and to the extent permitted under Applicable Rules, the Listco will refrain from exercising any discretion (whether pursuant to the constitutional documents of the Listco or otherwise) to suspend the registration of transfer of its Class A ordinary shares, Class B ordinary shares and/or ADSs, without the prior written consent of the Investor. For the avoidance of doubt, the foregoing shall not prohibit the Listco from entering into any transaction in which any of the securities are redeemed, exchanged, converted or otherwise cease to be outstanding, so long as the consideration received thereof will remain subject to the Investor’s security interest.

2.8	ADS Conversion Procedures: The Listco confirms that the procedures for the conversion of the Charged Shares for ADSs as set out in the “Procedures for Conversion of Class A Ordinary Shares into ADSs” of the Listco dated May 10, 2024 (the “Conversion Procedures Memo”) and the Amended and Restated Restricted ADS Letter Agreement dated January 26, 2021 (the “RADS Letter Agreement”) (each as set out in Schedule 2 to this Deed) (together with any amendment or variation thereto, the “Listco Standard Conversion Procedures”) have been adopted and agrees that:

(a)	until the Listco is provided with a Discharge Notice from the Investor, the Listco shall not make any amendments to the Listco Standard Conversion Procedures that are materially prejudicial to the interests of the Investor, unless such amendments are required by the Depositary or applicable laws and regulations; and

(b)	subject to paragraph (a) above, it shall notify the Investor of any amendments to the Listco Standard Conversion Procedures together with an accompanying copy of the most updated Listco Standard Conversion Procedures incorporating the relevant amendments.

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2.9	Pre-signed documents: The Listco undertakes to deliver to the Investor on or prior to the date of this Deed two originals of the following documents (the “Conversion Documents”):

(a)	confirmation letter in the form set out in Annex E of the Conversion Procedures Memo;

(b)	officer’s certificate in the form set out in Annex F of the Conversion Procedures Memo; and

(c)	Listco consent letter in the form set out in Annex G of the Conversion Procedures Memo,

each of which has been duly executed by a director of the Listco in blank (with the date, name of the transferee and the number of shares left blank), and authorizes the Investor to (and the Investor shall be entitled to) complete, date and put into effect, under its power of attorney given in this Deed or otherwise, each such document, and deliver the signed, dated and completed Conversion Documents to the Cayman Share Registrar or the Registered Office (as applicable, with such applicability being based on which of them holds the original Register) and/or the Depositary to confirm the Listco's instruction to the Cayman Share Registrar or the Registered Office (as applicable, with such applicability being based on which of them holds the original Register) and/or the Depositary to record the transfer any or all of the Charged Shares to any person specified by the Investor (including the Investor, the Depositary or any of their nominees).

The Listco agrees and undertakes that it shall ensure that all original versions of the Conversion Documents which have been duly executed by a director of the Listco in blank remain valid and properly authorised, provided that if any of such Conversion Documents is no longer in a form which is properly authorised by the Listco or which would be validly accepted by its intended recipients (including, without limitation, where any signatory to such Conversion Document is no longer validly authorised to execute such document or has resigned after the date on which he/she signed the relevant Conversion Document), the Listco shall promptly notify the Investor, and shall promptly, and in any event within two Business Days (as defined in the Subscription Agreement) provide the Investor with a scanned copy of an updated version of such Conversion Document (and within ten Business Days provide the Conversion Document with such original copies) which has been duly executed by an authorised signatory of the Listco in blank (with the date, name of the transferee and the number of shares left blank) in such form which is properly authorised by the Listco and which can be validly accepted by its intended recipients.

2.10	Pre-Signed Share Certificates: The Listco undertakes to:

(a)	on or prior to the date of this Deed, provide evidence satisfactory to the Investor that it has delivered to the Cayman Share Registrar or the Registered Office (as applicable, with such applicability being based on which of them holds the original Register) at least ten original share certificates of the Listco duly executed in blank by its directors and (if required) sealed (“Pre-Signed Original Share Certificates”);

(b)	ensure at any time during the Security Period (as defined in each Cayman Share Mortgage) that at least two Pre-Signed Original Share Certificates are reserved by the Cayman Share Registrar or the Registered Office (as applicable, with such applicability being based on which of them holds the original Register) for transfer and conversion of the Charged Shares for the benefit of the Investor.

2.11	Register of Members: The Listco irrevocably undertakes that it shall provide the Investor with a certified extract of the Register evidencing the ownership status of the Charged Shares upon written request made by the Investor.

2.12	Maintain sufficient F-6 headroom: Until the Listco is provided with a Discharge Notice, the Listco irrevocably undertakes:

(a)	that at all times when it has an effective F-6 Registration Statement in place, it will maintain sufficient headroom equal to at least the number of the Charged Shares under the F-6 Registration Statement filed by the Listco in accordance with the Securities Act; and

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(b)	that it shall provide the Investor, within two Business Days of a request, a written response of the aggregate number of ADSs then outstanding and the aggregate number of ADSs that are then available for distribution under the latest F-6 Registration Statement filed by the Listco in accordance with the Securities Act.

2.13	Further Assurance: The Listco shall promptly execute and deliver such documents and perform such acts as may reasonably be required for the purpose of giving full effect to this Deed.

3.	MISCELLANEOUS

3.1	Counterparts: This Deed may be executed in any number of counterparts and all those counterparts taken together shall be deemed to constitute one and the same letter.

3.2	Execution: The parties to this Deed intend that this Deed takes effect as a deed notwithstanding the fact that the Investor may only execute it under hand.

3.3	Authority: The Listco confirms that the undersigned director has the requisite power, approval and authority to enter into and perform, and has taken all necessary action (including approval by the directors of the Listco) to authorize the entry into and performance of this Deed and any letter or confirmation or other document that is required to be delivered under or in connection with this Deed, in each case, on behalf of the Listco.

3.4	Notice: Any notice required to be made to any party under this Deed may be made by e-mail to each of the respective persons indicated below (or, in each case, his or her successor if such party has notified the other party in writing of such succession), and such notice shall be deemed to have been received by the intended recipient at his or her e-mail address at the time at which such email was sent.

Listco:

Address:        37/F, Tower 1, Metroplaza, 223, Hing Fong Road, Kwai Fong, New Territories, Hong Kong Attention: Mr. Qiyu Wang, Chief Financial Officer

Email:              wang.qiyu3@vnet.com

Investor:

Attention:      workforpapper@163.com

Email:              Fang Li / Tong Lin

3.5	Third party rights: Unless expressly provided to the contrary in this Deed, a person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act, 2014 of the Cayman Islands to enforce or enjoy the benefit of any term of this Deed. Notwithstanding any terms of this Deed, the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of this Deed.

3.6	Governing law: The terms set out in this Deed are governed by, and shall be construed in accordance with, the laws of the Cayman Islands. Each of the undersigned irrevocably agrees that the courts of the Cayman Islands shall have non-exclusive jurisdiction to hear and determine any claim, suit, action or proceeding, and to settle any disputes, which may arise out of or are in any way related to or in connection with this Deed, and, for such purposes, irrevocably submits to the non-exclusive jurisdiction of such courts.

[Remainder of Page Intentionally Blank]

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IN WITNESS whereof this Deed has been executed as a deed and is delivered on the day and year first above written.

EXECUTED AND DELIVERED AS A DEED for an on behalf of) VNET GROUP, INC.

by CHEN SHENG in the presence of	/s/ Chen Sheng
Name: Chen Sheng
Title: Director

Signature of witness:	/s/ Sun Yaxuan
Name of witness:	Sun Yaxuan

[Execution Page - Listco Acknowledgement Letter - Listco]

For and on behalf of

GENTAO CAPITAL LIMITED

/s/ Chen Sheng
Name: Chen Sheng
Title: Director

[Execution Page -- Listco Acknowledgement Letter — Issuer]

For and on behalf of

SHINING RICH HOLDINGS LIMITED

耀富控股有限公司,

/s/ Wang Peng

Name:Wang Peng

Title: Authorised Signatory

[Execution Page — Listco Acknowledgement Letter — Investor]

Schedule 1

Insider Trading Policy

VNET GROUP, INC.

AMENDED AND RESTATED STATEMENT OF POLICIES GOVERNING MATERIAL,
NON-PUBLIC INFORMATION AND THE PREVENTION OF INSIDER TRADING

(Initially adopted on February 25, 2011, effective on April 20, 2011 and amended and restated on April 9, 2024)

TABLE OF CONTENTS

Page No.

I.	SUMMARY OF POLICY CONCERNING TRADING IN COMPANY SECURITIES	1

II.	THE USE OF INSIDE INFORMATION IN CONNECTION WITH TRADING IN SECURITIES	1

A.	General Rule.	1

B.	Who Does this Statement Apply To?	3

C.	Other Companies’ Stock.	3

D.	Hedging and Derivatives.	3

E.	General Guidelines.	4

III.	OTHER LIMITATIONS ON SECURITIES TRANSACTIONS	7

A.	Public Resales – Rule 144.	7

B.	Private Resales.	8

C.	Restrictions on Purchases of Company Securities.	8

D.	Filing Requirements.	8

Annex A INTRODUCTION OF 10B5-1 PLANS	10

Annex B FORM OF REQUEST FOR APPROVAL TO TRADE IN THE SECURITIES OF VNET GROUP, INC.	14

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I.	SUMMARY OF POLICY CONCERNING TRADING IN COMPANY SECURITIES

It is the policy of VNET Group, Inc., its subsidiaries and consolidated affiliated entities (collectively, the “Company”) that it will, without exception, comply with all applicable laws and regulations in conducting its business. Each employee, each executive officer, each director and each consultant is expected to abide by this Amended and Restated Statement of Policies Governing Material, Non-Public Information and the Prevention of Insider Trading (this “Statement”). When carrying out Company business, consultants, employees, executive officers and directors must avoid any activity that violates applicable laws or regulations. In order to avoid even an appearance of impropriety, the Company’s directors, officers, employees and consultants are subject to pre-approval requirements and other limitations on their ability to enter into transactions involving the Company’s securities. Although these limitations do not apply to transactions pursuant to written plans for trading securities that comply with Rule 10b5-1 under the Securities Exchange Act of 1934 (the “Exchange Act”), the entry into, amendment or termination of any such written 10b5-1 Plans (as defined below) is subject to pre-approval requirements and other limitations.

II.	THE USE OF INSIDE INFORMATION IN CONNECTION WITH TRADING IN SECURITIES

A. General Rule.

The U.S. federal securities laws regulate the sale and purchase of securities in the interest of protecting the investing public. The U.S. federal securities laws give the Company, its officers and directors, consultants and employees the responsibility to ensure that information about the Company is not used unlawfully in the purchase and sale of securities.

All employees, consultants, executive officers and directors should pay particularly close attention to the laws against trading on “inside” information. These laws are based upon the belief that all persons trading in a company’s securities should have equal access to all “material” information about that company. Information is considered to be “material” if its disclosure would be reasonably likely to affect (a) an investor’s decision to buy or sell the securities of the company to which the information relates, or (b) the market price of that company’s securities. While it is not possible to identify in advance all information that will be deemed to be material, some examples of such information would include the following: earnings; financial results or projections; dividend actions; mergers and acquisitions; capital raising and borrowing activities; major dispositions; major new customers, projects or products; new technologies; major personnel changes in management or change in control; expansion into new markets; unusual gains or losses in major operations; significant writedowns of assets or additions to reserves for bad debts or contingent liabilities; default in material indebtedness; major litigation or legal proceedings; granting of stock options; and major sales and marketing changes. When doubt exists, the information should be presumed to be material. If you are unsure whether information of which you are aware is material inside information, you should consult with the Company’s Chief Financial Officer. No individuals other than specifically authorized personnel may release material information to the public or respond to inquiries from the media, analysts or others. If you are contacted by the media, a research analyst or other outsiders seeking information about the Company and if you have not been expressly authorized by the Company’s Chief Financial Officer to provide information, you should decline to provide and direct the inquiry or request to the Chief Financial Officer. You should also not communicate any material information to anyone within the Company other than on a need-to-know basis. On occasion, it may be necessary for legitimate business reasons to disclose inside information to outside persons. Such persons might include investment bankers, lawyers, auditors or other companies seeking to engage in a potential transaction with the Company. In such circumstances, the information should not be conveyed until an express understanding (for example, a non-disclosure agreement) has been reached that such information is not to be used for trading purposes and may not be further disclosed other than for legitimate business reasons. For example, if an employee, a consultant, an executive officer or a director of a company knows material non-public information, that employee, consultant, executive officer or director is prohibited from buying or selling shares in the company until the information has been disclosed to the public. This is because the consultant, employee, executive officer or director knows information that will probably cause the share price to change, and it would be unfair for the employee, consultant, executive officer or director to have an advantage (knowledge that the share price will change) that the rest of the investing public does not have. In fact, it is more than unfair; it is considered to be fraudulent and illegal. Civil and criminal penalties for this kind of activity are severe.

The general rule can be stated as follows: It is a violation of U.S. federal securities laws for any person to buy or sell securities if he or she is in possession of material inside information. Information is “material” if its disclosure would be reasonably likely to affect (a) an investor’s decision to buy or sell the securities of the company to which the information relates, or (b) the market price of that company’s securities. It is “inside” information if it has not been publicly disclosed in a manner making it available to investors generally on a broad-based non-exclusionary basis. Furthermore, it is illegal for any person in possession of material inside information to provide other people with such information or to recommend that they buy or sell the securities. In that case, they may both be held liable.

The Securities and Exchange Commission (the “SEC”), the stock exchanges, such as Nasdaq Global Select Market (“NASDAQ”), and plaintiffs lawyers focus on uncovering insider trading. A breach of the insider trading laws could expose the insider to criminal fines up to three (3) times the profits earned and imprisonment up to ten (10) years, in addition to civil penalties (up to three (3) times of the profits earned), and injunctive actions. In addition, punitive damages may be imposed under applicable state laws. The U.S. federal securities laws also subject controlling persons to civil penalties for illegal insider trading by employees, including employees located outside the United States. Controlling persons include directors, officers, and supervisors. These persons may be subject to fines up to the greater of $1,000,000 or three (3) times profit (or loss avoided) by the insider trader.

Inside information does not belong to the individual directors, officers, consultants or employees who may handle it or otherwise become knowledgeable about it. It is an asset of the Company. Any person who uses such information for personal benefit or discloses it to others outside the Company violates the Company’s interests. More particularly, in connection with trading in the Company’s securities, it is a fraud against members of the investing public and against the Company.

All directors, executive officers, consultants and employees of the Company must observe these policies at all times. Your failure to do so will be grounds for internal disciplinary action, up to and including termination of your employment or directorship.

B.	Who Does this Statement Apply To?

The prohibition against trading on inside information applies to directors, officers, consultants and all other employees, and to other people who gain access to that information. The prohibition applies to both domestic and international employees of the Company. Because of their access to confidential information on a regular basis, it is the Company’s policy to subject all directors, executive officers, employees and consultants of the Company (the “Window Group”) to additional restrictions on trading in Company securities. The restrictions for the Window Group are discussed in Section E below. In addition, directors, executive officers, consultants and employees with inside knowledge of material information may be subject to ad hoc restrictions on trading from time to time.

C.	Other Companies’ Stock.

Employees, consultants, executive officers and directors who learn material information about suppliers, customers, or competitors through their work at the Company, should keep it confidential and not buy or sell stock in such companies until the information becomes public. Employees, consultants, executive officers and directors should not give tips about such stock.

D.	Hedging and Derivatives.

Employees, consultants, executive officers, directors and consultants are prohibited from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of the Company’s equity securities.

Trading in options or other derivatives is generally highly speculative and very risky. People who buy options are betting that the stock price will move rapidly. For that reason, when a person trades in options in his or her employer’s stock, it will arouse suspicion in the eyes of the SEC that the person was trading on the basis of inside information, particularly where the trading occurs before a company announcement or major event. It is difficult for a consultant, employee, executive officer or director to prove that he or she did not know about the announcement or event.

If the SEC or the NASDAQ were to notice active options trading by one or more consultants, employees, executive officers or directors of the Company prior to an announcement, they would investigate. Such an investigation could be embarrassing to the Company (as well as expensive), and could result in severe penalties and expense for the persons involved. For all of these reasons, the Company prohibits its consultants, employees, executive officers and directors from trading in options or other derivatives involving the Company’s stock. This Statement does not pertain to employee stock options granted by the Company.

E.	General Guidelines.

The following guidelines should be followed in order to ensure compliance with applicable antifraud laws and with the Company’s policies:

1.	Nondisclosure. Material inside information must not be disclosed to anyone, except to persons within the Company whose positions require them to know it. “Tipping” refers to the transmission of inside information from an insider to another person. Sometimes this involves a deliberate conspiracy in which the tipper passes on information in exchange for a portion of the “tippee’s” illegal trading profits. Even if there is no expectation of profit, however, a tipper can have liability if he or she has reason to know that the information may be misused. Tipping inside information to another person is like putting your life in that person’s hands. So the safest choice is: Don’t tip.

2.	Trading in Company Securities. No consultant, employee, executive officer or director should place a purchase or sale order, or recommend that another person place a purchase or sale order in the Company’s securities when he or she has knowledge of material information concerning the Company that has not been disclosed to the public. You should note that “purchase” and “sale” are defined broadly under the U.S. federal securities law. “Purchase” includes not only the actual purchase of a security, but also any contract to purchase or otherwise acquire a security. “Sale” includes not only the actual sale of a security, but also any contract to sell or otherwise dispose of a security. These definitions extend to a broad range of transactions including conventional cash-for-stock transactions, the grant and exercise of stock options and acquisitions and exercises of warrants, puts, calls and other derivatives related to a security, including engaging in any “short sales” of the Company’s securities. The exercise of employee stock options granted by the Company is not subject to this Statement. However, stock that was acquired upon exercise of a stock option will be treated like any other stock, and may not be sold by an employee, executive officer, director or consultant who is in possession of material inside information. Any employee, executive officer, director or consultant who possesses material inside information should wait until the start of the close of business on the second Trading Day (as defined below) after the information has been publicly released before trading.

3.	Avoid Speculation. Investing in the Company’s Class A ordinary shares and/or American Depository Shares representing Class A ordinary shares provides an opportunity to share in the future growth of the Company. But investment in the Company and sharing in the growth of the Company does not mean short range speculation based on fluctuations in the market. Such activities put the personal gain of the consultant, employee, executive officer or director in conflict with the best interests of the Company and its stockholders. Although this Statement does not mean that consultants, employees, executive officers or directors may never sell shares, the Company encourages employees, consultants, executive officers and directors to avoid frequent trading in Company stock. Speculating in Company stock is not part of the Company culture.

4.	Trading in Other Securities. No consultant, employee, executive officer or director should place a purchase or sale order, or recommend that another person place a purchase or sale order, in the securities of another corporation (such as a supplier, an acquisition target or a competitor), if the consultant, employee, executive officer or director learns in the course of his or her contract or employment confidential information about the other corporation that is likely to affect the value of those securities. For example, it would be a violation of the U.S. securities laws if a consultant, employee, executive officer or director learned through Company sources that the Company intended to purchase assets from a company, and then placed an order to buy or sell stock in that other company because of the likely increase or decrease in the value of its securities.

5.	Restrictions on the Window Group. The Window Group consists of all directors, executive officers, employees and consultants of the Company. The Window Group is subject to the following restrictions on trading in Company securities:

·	Trading of the Company’s securities or entering into, amendment or termination of a 10b5-1 Plan (as defined below) is permitted from the start of the close of business on the second Trading Day (as defined below) following the date of the Company’s public disclosure of its financial results for the prior fiscal year or fiscal quarter, as applicable, and ending on December 31, March 31, June 30 and September 30 (the “Window”), subject to the restrictions below;

In other words,

a)	beginning on January 1 of each year, no member of the Window Group may purchase or sell any security of the Company or enter into a 10b5-1 Plan until the close of business on the second Trading Day following the date of the Company’s public disclosure of its financial results for the fiscal year ended on December 31 of the prior year, and

b)	beginning on April 1, July 1 and October 1 of each year, no member of the Window Group may purchase or sell any security of the Company or enter into a 10b5-1 Plan until the close of business on the second Trading Day following the date of the Company’s public disclosure of its financial results for the fiscal quarter ended on March 31, June 30 and September 30 of that year, respectively;

·	If the Company’s public disclosure of its financial results for the prior period occurs on a Trading Day more than four (4) hours before the NASDAQ closes for trading, then such date of disclosure shall be considered the first Trading Day following such public disclosure;

·	All trades are subject to prior review;

·	The Window Group must submit a request for approval in a form set forth in Annex B hereto from the Company’s Chief Financial Officer before making any trade in Company securities; requests for approval of trades by the Chief Financial Officer should be submitted to the Chief Legal Counsel or an officer with similar duties; and

·	No trading is permitted outside the Window except for reasons of exceptional personal hardship and subject to prior review by the Chief Financial Officer; provided that, if the Chief Financial Officer wishes to trade outside the Window, it shall be subject to prior review by the Chief Legal Counsel or an officer with similar duties.

“Trading Day” is defined as a day on which the NASDAQ is open for trading. Except for public holidays in the U.S., NASDAQ’s regular trading hours are from 9:30 a.m. to 4:00 p.m., New York City time, Monday through Friday;

The foregoing Window Group restrictions do not apply to transactions pursuant to written plans for trading securities that comply with Rule 10b5-1 under the Exchange Act (“10b5-1 Plans”) described in Annex A hereto. However, Window Group members may not enter into, amend or terminate a 10b5-1 Plan relating to Company securities without the prior approval of Chief Financial Officer, which will only be given during a Window period.

6.	Ad Hoc Trading Freeze. Chief Financial Officer may from time to time impose an ad hoc trading freeze which may vary in length on selected directors, executive officers, consultants, and employees of the Company and certain other persons, due to significant unannounced corporate developments. The imposition, modification and lifting of any trading freeze shall be communicated to the affected persons in writing by the Company’s responsible officer. No reasons may be provided for the imposition of any trading freezes, and the imposition, modification and lifting of any trading freeze itself may constitute material non-public information that should not be communicated. No trading by the affected person(s) is permitted during the trading freeze except for trades pursuant to an existing 10b5-1 Plan adopted by the affected person(s), or for reasons of exceptional personal hardship and subject to prior approval by the responsible officer.

IN SUMMARY, EVERY EMPLOYEE, CONSULTANT, DIRECTOR AND OFFICER OF THE COMPANY IS SUBJECT TO TRADING RESTRICTIONS WHEN IN POSSESSION OF INSIDE INFORMATION REGARDING THE COMPANY. IN ADDITION, OFFICERS, DIRECTORS, AND OTHER MEMBERS OF THE WINDOW GROUP ARE SUBJECT TO PARAGRAPH 5 ABOVE RESTRICTING THEIR TRADING TO WINDOW PERIODS AND REQUIRING PRE-CLEARANCE.

YOU MUST PROMPTLY REPORT TO THE CHIEF FINANCIAL OFFICER ANY TRADING IN THE COMPANY’S SECURITIES BY ANYONE OR DISCLOSURE OF INSIDE INFORMATION BY COMPANY PERSONNEL THAT YOU HAVE REASON TO BELIEVE MAY VIOLATE THIS STATEMENT OR THE SECURITIES LAWS OF THE UNITED STATES.

III.	OTHER LIMITATIONS ON SECURITIES TRANSACTIONS

A. Public Resales – Rule 144.

The U.S. Securities Act (the “Securities Act”) requires every person who offers or sells a security to register such transaction with the SEC unless an exemption from registration is available. Rule 144 under the Securities Act is the exemption typically relied upon for (a) public resales by any person of “restricted securities” (i.e., unregistered securities acquired in a private offering or sale) and (b) public resales by directors, officers and other control persons of a company (known as “affiliates”) of any of the company’s securities, whether restricted or unrestricted.

The exemption in Rule 144 may only be relied upon if certain conditions are met. These conditions vary based upon whether the Company has been subject to the SEC’s reporting requirements for 90 days (and is therefore a “reporting company” for purposes of the rule) and whether the person seeking to sell the securities is an affiliate or not.

1.	Holding Period. Restricted securities issued by a reporting company (i.e., a company that has been subject to the SEC’s reporting requirements for at least 90 days) must be held and fully paid for a period of six (6) months prior to their sale. Restricted securities issued by a non-reporting company are subject to a one-year holding period. The holding period requirement does not apply to securities held by affiliates that were acquired either in the open market or in a public offering of securities registered under the Securities Act. Generally, if the seller acquired the securities from someone other than the Company or an affiliate of the Company, the holding period of the person from whom the seller acquired such securities can be “tacked” to the seller’s holding period in determining if the holding period has been satisfied.

2.	Current Public Information. Current information about the Company must be publicly available before the sale can be made. The Company’s periodic reports filed with the SEC ordinarily satisfy this requirement. If the seller is not an affiliate of the Company issuing the securities (and has not been an affiliate for at least three (3) months) and one (1) year has passed since the securities were acquired from the issuer or an affiliate of the issuer (whichever is later), the seller can sell the securities without regard to the current public information requirement.

3.	Rule 144 also imposes the following additional conditions on sales by persons who are “affiliates.” A person or entity is considered an “affiliate,” and therefore subject to these additional conditions, if it is currently an affiliate or has been an affiliate within the previous three (3) months:

☐	Volume Limitations. The amount of debt securities which can be sold by an affiliate during any three-month period cannot exceed 10% of a tranche (or class when the securities are non-participatory preferred stock), together with all sales of securities of the same tranche sold for the account of the affiliate. The amount of equity securities that can be sold by an affiliate during any three-month period cannot exceed the greater of (a) one percent of the outstanding shares of the class or (b) the average weekly reported trading volume for shares of the class during the four (4) calendar weeks preceding the time the order to sell is received by the broker or executed directly with a market maker.

·	Manner of Sale. Equity securities held by affiliates must be sold in unsolicited brokers’ transactions, directly to a market-maker or in riskless principal transactions.

·	Notice of Sale. An affiliate seller must file a notice of the proposed sale with the SEC at the time the order to sell is placed with the broker, unless the amount to be sold neither exceeds 5,000 shares nor involves sale proceeds greater than $50,000. See Section D below.

Bona fide gifts are not deemed to involve sales of shares for purposes of Rule 144, so they can be made at any time without limitation on the amount of the gift. Donees who receive restricted securities from an affiliate generally will be subject to the same restrictions under Rule 144 that would have applied to the donor, depending on the circumstances.

B.	Private Resales.

Directors and officers also may sell securities in a private transaction without registration. Although there is no statutory provision or SEC rule expressly dealing with private sales, the general view is that such sales can safely be made by affiliates if the party acquiring the securities understands he or she is acquiring restricted securities that must be held for at least six (6) months (if issued by a reporting company that meets the current public information requirements) or one (1) year (if issued by a non-reporting company) before the securities will be eligible for resale to the public under Rule 144. Private resales raise certain documentation and other issues and must be reviewed in advance by the Company’s Chief Financial Officer.

C.	Restrictions on Purchases of Company Securities.

In order to prevent market manipulation, the SEC adopted Regulation M under the Exchange Act. Regulation M generally restricts the Company or any of its affiliates from buying Company stock, including as part of a share buyback program, in the open market during certain periods while a distribution, such as a public offering, is taking place. You should consult with the Company’s Chief Financial Officer, if you desire to make purchases of Company stock during any period that the Company is making conducting an offering or buying shares from the public.

D.	Filing Requirements.

1.	Schedule 13D and 13G. Section 13(d) of the Exchange Act requires the filing of a statement on Schedule 13D (or on Schedule 13G, in certain limited circumstances) by any person or group which acquires beneficial ownership of more than five percent of a class of equity securities registered under the Exchange Act. The threshold for reporting is met if the stock owned, when coupled with the amount of stock subject to options exercisable within 60 days, exceeds the five percent limit.

A report on Schedule 13D is required to be filed with the SEC and submitted to the Company within ten (10) days after the reporting threshold is reached. If a material change occurs in the facts set forth in the Schedule 13D, such as an increase or decrease of one percent or more in the percentage of stock beneficially owned, an amendment disclosing the change must be filed promptly. A decrease in beneficial ownership to less than five percent  is per se material and must be reported.

A limited category of persons (such as banks, broker-dealers and insurance companies) may file on Schedule 13G, which is a much-abbreviated version of Schedule 13D, as long as the securities were acquired in the ordinary course of business and not with the purpose or effect of changing or influencing the control of the issuer. You should ensure a timely submission of a report on Schedule 13G if the reporting threshold is reached.

A person is deemed the beneficial owner of securities for purposes of Section 13(d) if such person has or shares voting power (i.e., the power to vote or direct the voting of the securities) or dispositive power (i.e., the power to sell or direct the sale of the securities). A person filing a Schedule 13D or 13G may disclaim beneficial ownership of any securities attributed to him or her if he or she believes there is a reasonable basis for doing so.

2.	Form 144. As described above under the discussion of Rule 144, an affiliate seller relying on Rule 144 must file a notice of proposed sale with the SEC at the time the order to sell is placed with the broker unless the amount to be sold during any period of three (3) months immediately before the sale neither exceeds 5,000 shares nor involves sale proceeds greater than $50,000.

Annex A

INTRODUCTION OF 10B5-1 PLANS

All 10b5-1 Plans entered into by any member of the Window Group (each, a “Window Group Member”) and any amendment, suspension or termination must comply with Rule 10b5-1 of the Exchange Act, this Statement and other Company policies and must meet the following conditions. Capitalized terms not defined herein shall have the meanings given to them under this Statement.

Overview of 10b5-1 Plans

Under Rule 10b5-1, an insider who regularly possesses material non-public information but who nonetheless wish to buy or sell the issuer’s securities may establish an affirmative defense to an illegal insider trading charge by adopting a written plan to buy or sell at a time when they are not in possession of material non-public information, i.e. a 10b5-1 Plan. A 10b51 Plan typically takes the form of a contract between the insider and his or her broker.

A 10b5-1 Plan must be entered into at a time when the insider has no material non-public information about the issuer or its securities (even if no trades will occur until after the release of the material non-public information). The plan must:

1.	specify the amount, price (which may include a limit price) and specific dates of purchases or sales; or

2.	include a formula or similar method for determining amount, price and date; or

3.	give the broker the exclusive right to determine whether, how and when to make purchases and sales, as long as the broker does so without being aware of material nonpublic information at the time the trades are made.

Participants

The Window Group Members are eligible to adopt a 10b5-1 Plan.

Plan and Approval

The 10b5-1 Plan must be in writing and signed by the Window Group Member, and the Window Group Member must, after adopting the plan with the Chief Financial Officer’s prior approval, provide a copy to the Company’s legal or IR department. The Company shall keep a copy of each 10b5-1 Plan in its files. The form of each 10b5-1 Plan and any subsequent amendment must be consistent with these guidelines set forth under this Statement. Each 10b5-1 Plan must be approved in writing by the Chief Financial Officer prior to the adoption, amendment, suspension or termination of such plan. A 10b5-1 Plan must not permit a Window Group Member to exercise any subsequent influence over how, when or whether to effect purchases or sales. Sales under a 10b5-1 Plan must be executed via a broker selected by the person(s) establishing the plan.

The Window Group Member must act in good faith with respect to a 10b5-1 Plan when the plan is adopted and for the duration of the plan, and must not enter into a 10b5-1 Plan as part of a plan or scheme to evade the prohibitions of Rule 10b-5. In addition, each 10b5-1 Plan must include a representation in writing by the Window Group Member certifying that (a) such person is not in possession of material non-public information about the Company or its securities, and (b) the 10b5-1 Plan is being adopted in good faith and not as part of a plan to evade the prohibitions of Rule 10b-5.

Timing and Term of Plan; Cooling-Off Period

Each 10b5-1 Plan must be adopted (a) during an open trading Window under this Statement, and (b) when the Window Group Member does not otherwise possess material non-public information about the Company. Each 10b5-1 Plan must provide for delayed effectiveness after adoption or amendment (a “Cooling-Off Period”). For Window Group Members who are directors or officers, each 10b5-1 Plan must specify that trades may not execute under the 10b5-1 Plan until the later of (a) 90 days after the date of adoption or amendment of the 10b51 Plan; and (b) two (2) business days following the Company’s filing of a quarterly, semi-annual or annual report covering the financial reporting period in which the 10b5-1 Plan was adopted or amended, but in no event later than 120 days after the date of adoption or amendment of the 10b5-1 Plan. For the avoidance of doubt, for these 10b5-1 Plans to be adopted by directors or officers, the Cooling-Off Period may then not end until two (2) business days after the filing of the Form 20-F, even if the Company otherwise opens its trading Window after the fourth quarter earnings release has been issued and before the Form 20-F is filed. For all other Window Group Members, each 10b5-1 Plan must specify that trades may not execute under the 10b5-1 Plan for a period of at least 30 days after the date of adoption or amendment of the 10b5-1 Plan.

Plan Specifications

Discretion Regarding Trades. The 10b5-1 Plan must either (a) specify the amount of Company securities to be purchased or sold and the price at which and the date on which the Company securities are to be purchased or sold, or (b) specify or set an objective formula or algorithm for determining the amount of Company securities to be purchased or sold and the price at which and the date on which Company securities are to be purchased or sold.

Amendment, Suspension and Termination

Amendments, suspensions, and terminations of 10b5-1 Plans must be approved in advance in writing by Chief Financial Officer. In addition, a Window Group Member may voluntarily amend a 10b5-1 Plan only (a) during an open trading Window under this Statement and (b) when such Window Group Member does not otherwise possess material non-public information about the Company. Window Group Members may make amendments to 10b5-1 Plans without triggering a Cooling-Off Period so long as the amendment does not change the pricing provisions of the 10b5-1 Plan, the amount of securities covered under the 10b5-1 Plan or the timing of trades under the 10b5-1 Plan, or where a broker executing trades on behalf of the Window Group Members is substituted by a different broker (so long as the purchase or sales instructions remain the same).

Mandatory Suspension

Each 10b5-1 Plan must provide for suspension of trades under such plan if legal, regulatory or contractual restrictions are imposed on the Window Group Members, or if this Statement are amended, or other events occur, that would prohibit sales under such 10b5-1 Plan.

Sales to Cover

A Window Group Member may have only one 10b5-1 Plan in effect at any time, except that a written, irrevocable election (an “Election”) by a Window Group Member to sell a portion of Company securities as necessary to satisfy statutory tax withholding obligations arising solely from the vesting of compensatory awards (not including options) (“Sales to Cover”) is permitted even if not included in the directions in the Window Group Member’s 10b5-1 Plan, provided that (a) the Election is made during an open trading Window under this Statement, (b) at the time of the Election, the Window Group Member is not aware of any material non-public information with respect to the Company or Company securities, (c) the Sales to Cover are made in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5, (d) the Window Group Member does not have, and will not attempt to exercise, authority, influence or control over any such Sales to Cover, and (e) the Election contains appropriate representations as to clauses (b)-(d).

No Overlapping Plans

A Window Group Member may adopt a new 10b5-1 Plan to replace an existing 10b5-1 Plan before the scheduled termination date of such existing 10b5-1 Plan, so long as the first scheduled trade under the new 10b5-1 Plan does not occur until after all trades under the existing 10b5-1 Plan are completed or expire without execution (subject to any Cooling-Off Periods).

However, where the first trade under a later-commencing plan is scheduled during what would have been the Cooling-off Period for that plan assuming the termination date of the earlier-commencing plan were deemed to be the date of adoption of the later-commencing plan, then Rule 10b5-1 would not be available for the later-commencing plan. For example, a Window Group Member who is not an officer or director has in place an existing 10b5-1 Plan with a scheduled date for the latest authorized trade of May 31, 2023. On May 1, 2023, that Window Group Member adopts a later-commencing plan, intended to qualify for the affirmative defense under Rule 10b5-1, with a scheduled date for the first authorized trade of June 1, 2023. If that Window Group Member terminates the earlier-commencing plan on May 15, the later-commencing plan will not receive the benefit of the affirmative defense, because June 1 is within 30 days of May 15, the date of termination of the earlier-commencing plan, and thus June 1 is during the “effective cooling-off period”. However, if the later-commencing plan were scheduled to begin trading on July 1, 2023, it could still receive the benefit of the affirmative defense because July 1, 2023 is more than 30 days after May 15 and thus is outside the “effective cooling-off period”.

A series of separate contracts with different brokers to execute trades under a 10b5-1 Plan may be treated as a single plan, provided the contracts as a whole meet the conditions under Rule 10b5-1, and provided further that any amendment of one contract is treated as an amendment of all of the contracts under the plan.

Limitation on Single-Trade Arrangements

In any 12-month period, a Window Group Member is limited to one “single-trade plan” — one designed to effect the open market purchase or sale of the total amount of the securities subject to the plan as a single transaction. The following do not constitute single-trade plans:

(a)  a 10b5-1 Plan that gives discretion to an agent over whether to execute the 10b5-1 Plan as a single transaction or that provides the agent’s future acts depend on facts not known at the time the 10b5-1 Plan’s adoption and might reasonably result in multiple transactions and

(b) Sales to Cover.

No Hedging

As described in this Statement, individuals subject to this Statement are prohibited from engaging in any hedging or similar transactions designed to decrease the risks associated with holding Company Securities. Further to this end, a Window Group Member adopting a 10b5-1 Plan may not have entered into or altered a corresponding or hedging transaction or position with respect to the securities subject to the 10b5-1 Plan and must agree not to enter into any such transaction while the 10b5-1 Plan is in effect.

Compliance with Rule 144

All sales made under a 10b5-1 Plan must be made in reliance on an exemption from registration under the Securities Act and may not be made pursuant to a registration statement. To the extent that sales made under a 10b5-1 Plan are made pursuant to Rule 144 under the Securities Act, such 10b5-1 Plan must provide for specific procedures to comply with Rule 144, including the filing of Forms 144.

Annex B

FORM OF REQUEST FOR APPROVAL TO TRADE IN THE
SECURITIES OF VNET GROUP, INC.

To: Chief Financial Officer

From:______________________ (Print Name)

I hereby request approval for myself (or a member of my immediate family or household or a family member whose transactions regarding securities of VNET Group, Inc. are directed by me or are subject to my influence or control) to execute the following transaction relating to the securities of VNET Group, Inc.

Type of transaction (check one):

☐ PURCHASE

☐ SALE

☐ EXERCISE OPTION (AND SELL SHARES)

☐ OTHER

Securities involved in transaction:

Number of securities:

Other (please explain):

Name of beneficial owner if other than yourself:

Relationship of beneficial owner to yourself:

Signature:____________________________________________________  Date: ___________________________

This Authorization is valid until the earlier of thirty (30) calendar days after the date of this Approval or until the commencement of a “blackout” period.

Approved by:

Name:

Date:	Time:

Schedule 2

Listco Standard Conversion Procedures

May 10, 2024

VNET Group, Inc.

Procedures for Conversion of Class A Ordinary Shares into ADSs

Parties Involved and Contact Information:

·	Shareholder who requests to convert Class A ordinary shares into ADSs for sale (“Seller”)

·	Seller’s broker who will handle the sale of the converted ADSs (“Broker”)

·	VNET Group, Inc. (“VNET”) (Contact: lin.weiyan@vnet.com)

Mail Address:

Guanjie Building Southeast 1st Floor,

10# Jiuxianqiao East Road, Chaoyang District,

Beijing 100016 People’s Republic of China

Attention: Lin, weiyan

T: +86 185 0040 6966

·	Cooley LLP (“Cooley”), U.S. counsel to VNET (Contact: Will Cai at

wcai@cooley.com; Jie Zhang at jzhang@cooley.com

Mail Address:

c/o Suites 3501-3505, 35/F Two Exchange Square

8 Connaught Place

Central, Hong Kong

Attn: Will Cai

T: +852 3758 1210

F: +852 3014 7818

·	Maples Funds Services (Cayman) Limited, registrar and transfer agent of VNET

(“MFS”)

Mail Address:

Maples Fund Services (Cayman) Limited

c/o Maples Fund Services (Asia) Limited

16th Floor, Central Plaza, 18 Harbour Road

Wanchai, Hong Kong

Attn: Chris Liu/ Tim Lee/ Gary Lau

Email: #MFS-MCCS@maples.com;

InvestorServicesHK@maples.com

Tel: +852- 3690 7617 /+852- 3690 7620/ +852- 3690 7614/ +852- 3690 7677

·	Citibank, N.A., depositary bank (“Citi”) (Contact: Hank Hui (hank.hui@citi.com,

dr.china@citi.com)) Mail Address:

Citibank, N.A., as depositary

388 Greenwich Street

New York, NY10013

Attention: Hank Hui, ADR Department

T: (212) 816-2194

F: (212) 816-6865

·	Citi’s Hong Kong custodian (“Custodian”) (Contact: Eugene Tang / Ip Kwai Tong /

hkadroperations@citi.com)

Mail Address:

Securities Services Operations, Citibank Hong Kong

9/F Citi Tower

One Bay East

83 Hoi Bun Road, Kwun Tong,

Kowloon, Hong Kong.

Attention:
Mr. Ip Kwai Tong	852 2306 8381
Mr. Eugene Tang	852 2306 7035
Mr. Norman Shing	852 2306 6852
Mr. Anthony Lam	852 2306 7347

Affiliate Conversion Procedure

Documents Required for Affiliate Conversion:

(a)	one copy of the instrument of transfer form (Annex A), which must be cosigned by a witness, and the Share Conversion Form (Annex A1) if the seller proposes to convert Class B common shares
(b)	one copy of the Rule 144 Conversion ADS Delivery Instruction (Annex B)
(c)	one copy of the Rule 144 affiliate representations letter (Annex C)
(d)	one copy of the Form 144 Notice of Proposed Sale (“Form 144,” to be provided by the Seller’s Broker)
(e)	one copy of the broker’s representation letter, to be provided by Seller’s Broker (Annex D)
(f)	Opinion of US Counsel [for transactions with value of US$5,000,000 or above, as indicated on the applicable Form 144]1

MFS will also require the original share certificate(s) representing the shares that are to be converted for cancellation.

VNET:

(g)	one copy of the Issuer Consent Letter (Annex G)
(h)	one copy of the confirmation letter for share transfers (Annex E)
(i)	one copy of the Officer’s Certificate (Annex F)

Generally:

The Company is coordinating the conversion and the receipt of relevant documents because most of the times the shareholders would not know where to beginning with. The Company should be notified first (before the Depositary Bank or anyone else) when an existing shareholder wants to convert.

Process Flow:

Working Day 1:

(j)	Seller must obtain a pre-clearance from VNET for the proposed conversion and sale.

(ii)	Seller emails scanned copies of documents (a), (b), (c), (f) and the share certificate in Seller’s name, if any, to VNET, Cooley, MFS, Citibank and Custodian.

(iii)	Seller sends the original share certificate, if any, to MFS by courier and emails the related tracking number to MFS.

1 For transactions at or below US$5,000,000, as indicated on the applicable Form 144, the Depositary will rely on Rule 144 omnibus opinion from Depositary’s counsel.

(iv)	Broker emails a scanned copy of document (e) to VNET, Cooley, Citibank and Custodian. Broker also emails a draft Form 144 (document (d)) that it will file on behalf of Seller to VNET and Cooley for review and comment.

(v)	VNET sends a scanned copy of document (h) and (i) to MFS (copying Cooley) via email. [Note: To facilitate the conversion process, VNET will provide a small number of pre-signed share certificates in the name of Citi (Nominees) Limited to MFS to be used for subsequent ADS conversions.]

(vi)	VNET sends scanned copy of document (g) to Citi via email.

Working Day 1 + 1 (or later, depending on when MFS can receive the required original documents and then forward those required by Citi to Custodian)

(vii)	After receiving the scanned copies of (a) and (h), and the original share certificate in Seller’s name (if any), MFS updates the Register of Members, prepares a new share certificate in the name of Citi (Nominees) Limited and, if applicable, prepares a new share certificate representing the balance of the Class A ordinary shares to be held by Seller after the sale. MFS then forwards the executed original share certificate in the name of Citi (Nominees) Limited and a certified extract of the Register of Members to Custodian before 3:00 p.m. (If MFS has received (a), (h), and the original share certificate by 10:00 a.m. that business day, it will deliver the necessary documents to Custodian by 3:00 p.m. on the same business day. If MFS has received (a), (h), and the original share certificate after 10:00 a.m. that business day, it will process the transaction and deliver the necessary documents to Custodian on a best effort basis.) MFS also sends a new share certificate representing the balance of the Class A ordinary shares to be held by Seller after the sale, if applicable, to VNET for signature.

(viii)	Seller instructs Broker to input “receive” instructions for the requisite number of ADSs via DTC.

(ix)	Custodian and Citi will cooperate for the delivery of ADSs to Seller’s DTC accounts promptly as practicable.

(x)	Citi will charge the ADS issuance fee of US$0.05 per ADS. The issuance fee could be settled by DVP (delivery versus payment, i.e. the ADSs will be delivered to the broker’s DTC account against payment) or a separate wiring, in case the latter is preferred, below are the payment details:

ABA: 021 000 089

Account No: 36859028

BIC Code: CITIUS33ADR

Beneficiary Bank: Citibank N.A.

Beneficiary Account Name: Citibank N.A.

Attention: Citi Depositary Receipt Services

Re: DR Issuance fee for VNET from XXX (Seller’s name)

Address:

480 Washington Blvd. 30TH FLOOR

City: Jersey City

State: NJ

Zip Code: 07310

[Note: If issuance fees are to be waived, VNET to send waiver request to Citibank N.A., as depositary (dr.china@citi.com) of Citibank prior to Step (ix).]

(xi)	No later than the time of placing of a sale order for Seller, Broker transmits three original signed Form 144 (document (d)) to SEC and one scanned copy to Nasdaq on behalf of Seller and emails a scanned copy of Form 144 to VNET, Cooley, Citi and Custodian.

(xii)	VNET forwards to Seller the new signed share certificate representing the balance of the Class A ordinary shares held by Seller.

Non-Affiliate Conversion Procedure

Documents Required for non-Affiliate Conversion:

(a)	one copy of the instrument of transfer form (Annex A), which must be cosigned by a witness
(b)	one copy of the letter of transmittal for non-affiliates (Annex H)

MFS will also require the original share certificate(s) representing the shares that are to be converted for cancellation.

VNET:

(c)	one copy of the confirmation letter for share transfers (Annex E)
(d)	one copy of the Issuer Consent Letter (Annex G)

Process Flow:

Working Day 1:

(i)	Seller must obtain a pre-clearance from VNET for the proposed conversion and sale.

(ii)	Seller emails scanned copies of documents (a), (b) and the share certificate in Seller’s name, if any, to VNET, Cooley, MFS, Citibank and Custodian.

(iii)	Seller sends the original share certificate, if any, to MFS by courier and emails the related tracking number to MFS.

(iv)	VNET sends a scanned copy of document (c) to MFS (copying Cooley) via email. [Note: To facilitate the conversion process, VNET will provide a small number of pre-signed share certificates in the name of Citi (Nominees) Limited to MFS to be used for subsequent ADS conversions.]

(v)	VNET sends scanned copy of document (d) to Citi via email.

Working Day 1 + 1 (or later, depending on when MFS can receive the required documents and then forward those required by Citi to Custodian)

(vi)	After receiving the scanned copies of (a) and (c), and the original share certificate in Seller’s name (if any), MFS updates the Register of Members, prepares a new share certificate in the name of Citi (Nominees) Limited and, if applicable, prepares a new share certificate representing the balance of the Class A ordinary shares to be held by Seller after the sale. MFS then forwards the executed original share certificate in the name of Citi (Nominees) Limited and a certified extract of the Register of Members to Custodian before 3:00 p.m. (If MFS has received (a), (c), and the original share certificate by 10:00 a.m. that business day, it will deliver the necessary documents to Custodian by 3:00 p.m. on the same business day.

If MFS has received (a), (c), and the original share certificate after 10:00 a.m. that business day, it will process the transaction and deliver the necessary documents to Custodian on a best effort basis.) MFS also sends a new share certificate representing the balance of the Class A ordinary shares to be held by Seller after the sale, if applicable, to VNET for signature.

(vii)	Seller instructs Broker to input “receive” instructions for the requisite number of ADSs via DTC.

(viii)	Custodian and Citi will cooperate for the delivery of ADSs to Seller’s DTC accounts promptly as practicable.

(ix)	Citi will charge the ADS issuance fee of US$0.05 per ADS. The issuance fee could be settled by DVP (delivery versus payment, i.e. the ADSs will be delivered to the broker’s DTC account against payment) or a separate wiring, in case the latter is preferred, below are the payment details:

ABA: 021 000 089

Account No: 36859028

BIC Code: CITIUS33ADR

Beneficiary Bank: Citibank N.A.

Beneficiary Account Name: Citibank N.A.

Attention: Citi Depositary Receipt Services

Re: DR Issuance fee for VNET from XXX (Seller’s name)

Address:

480 Washington Blvd. 30TH FLOOR

City: Jersey City

State: NJ

Zip Code: 07310

(x)	VNET forwards to Seller the new signed share certificate representing the balance of the Class A ordinary shares held by Seller.

Annex A

Instrument of Transfer

INSTRUMENT OF TRANSFER

The undersigned, [shareholder name] (the “Transferor”), does hereby transfer to Citi (Nominees) Limited (the “Transferee”) [number of shares] Class A ordinary shares standing in my name in the undertaking called

VNET Group, Inc.

to hold the same unto the Transferee.

Signed by the Transferor:

In the presence of:

Witness to the above signature

Dated:

Annex A1

Share Conversion Form

SHARE CONVERSION FORM

The undersigned,____________________ (the “B Shareholder”), hereby elects to convert________________ Class B Ordinary Shares standing in its name in the company called VNET Group, Inc. (the “Company”) into an equal number of Class A Ordinary Shares of the Company. The original share certificate in the name of the B Shareholder, if any, is enclosed for the Company’s cancellation.

Signed by the B Shareholder:

Name of B Shareholder

Dated: 20___

Annex B

Rule 144 Conversion ADS Delivery

The delivery instruction below should include DTC account number, beneficiary’s name, beneficiary’s account number and any other information that is required for the depositary to make successful ADS delivery.

Name of Depositor:
Number of Deposit Class A Ordinary Shares:	Shares

Number of ADSs to be issued and delivered:	ADSs
Delivery Instructions for the ADSs	DTC No.: DTC Name: Beneficiary A/C No.: Beneficiary A/C Name: Further information (if any): Broker Contact Details (if any):

Authorized Signature
Date:
Name:
Title:
Shareholder:

Annex C

Rule 144 Affiliate Representation

Affiliate Representations Letter

_________________, 20

VNET Group, Inc.

Guanjie Building Southeast 1st Floor

10# Jiuxianqiao East Road

Chaoyang District, Beijing 100016

People’s Republic of China

Securities Services Operations, Citibank Hong Kong

9/F Citi Tower

One Bay East

83 Hoi Bun Road

Kwun Tong, Kowloon, Hong Kong.

As Custodian for Citibank, N.A.

Citibank, N.A., as depositary

388 Greenwich Street

New York, NY10013

Attn: ADR Department

Cooley LLP

c/o Suites 3501-3505, 35/F

Two Exchange Square

8 Connaught Place

Central, Hong Kong

Attn: Will Cai

Re:     Sale of___________Class A Ordinary Shares (the “Shares”) of VNET Group, Inc. (the “Company”) in the form of American Depositary Shares (the “ADSs”)

Dear Sirs:

The undersigned refers to that LETTER OF TRANSMITTAL (the “Letter of Transmittal”) dated on or about the date hereof signed by the undersigned in connection with the deposit of Shares of the Company.

The undersigned proposes to sell the Shares in the form of ADSs pursuant to Rule 144 under the U.S. Securities Act of 1933, as amended (the “Act”). The undersigned may be deemed as an “affiliate” of the Company as that term is defined in Rule 144(a)(1) under the Act. The undersigned confirms and certifies to each of you that the statements made herein and the certifications made in the Letter of Transmittal are true and complete, and represents to and agrees with you that:

1.            The undersigned does not know or have any reason to believe that the Company has not complied with the reporting requirements contained in Rule 144(c)(1).

2.            A minimum of six months has elapsed since the date of acquisition of the Shares and payment of the full purchase price for the Shares by the undersigned.

3.            At the time of any sale of the Shares for the account of the undersigned, the number of shares of the Company’s Class A ordinary shares sold by the undersigned or for the undersigned’s account and by or for the account of any person whose sales are required by paragraph (a)(2) and paragraph (e)(3) of Rule 144 to be aggregated with sales by or for the undersigned (other than shares sold pursuant to an effective registration statement under the Act, an exemption provided by Regulation A under the Act, an exemption contained in Section 4 of the Act, or pursuant to Regulation S in an offshore transaction) has not exceeded, and will not exceed, the amounts permitted by Rule 144(e).

4.            The undersigned has not solicited or arranged for the solicitation of, and will not solicit or arrange for the solicitation of, orders to buy the Shares in anticipation of or in connection with any sale or proposed sale of the Shares, and each such sale shall be made in accordance with Rule 144(f).

5.            The undersigned has not made, and will not make, any payment in connection with the offering or sale of the Shares to any person other than the registered broker-dealer which executes the order to sell the Shares (the “Broker”).

6.            To the extent the Shares and any other Class A ordinary shares of the Company sold in reliance on Rule 144 under the Securities Act exceed 5,000 shares or have an aggregate sale price in excess of US$50,000 during any period of three months, the undersigned will file or cause to be filed a duly executed Form 144 electronically with the United States Securities and Exchange Commission pursuant to Rule 144(h) concurrently with either the placing with the Broker of an order to execute the sale of the Shares and ADSs or the execution directly with a market maker of such a sale.

7.            It is the bona fide intention of the undersigned to sell the Shares within a reasonable time after the filing of the Form 144 referred to in paragraph 6 above.

8.            None of the Shares is or will be subject to any agreement granting any pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance, other than those which may have been entered into between the undersigned and the Broker.

9.            None of the Shares is subject to any contractual restrictions on transfer thereof.

10.            The undersigned does not know any material adverse information with respect to the current and prospective operations of the Company that has not been publicly disclosed.

11.            The undersigned is not acting, and will not act, in concert with any person or entity with respect to the sale of the Shares.

12.            The undersigned has read all of the representations and warranties applicable to it that are set forth in the Deposit Agreement dated as of April 20, 2011 (the “Deposit Agreement”), by and among the Company, Citibank, N.A., as Depositary and all Holders and Beneficial Owners from time to time of American Depositary Shares issued thereunder and confirms that the deposits to be made under the Letter of Transmittal are being made in compliance with the provisions of the Deposit Agreement.

(Signature page to follow)

Sincerely yours,

[Please Print]
Name of Shareholder

Signed by:
Name:
Title:

Annex D

Broker’s Representation

______________________, 20

VNET Group, Inc.

Guanjie Building Southeast 1st Floor
10# Jiuxianqiao East Road

Chaoyang District, Beijing 100016
People’s Republic of China

Securities Services Operations, Citibank Hong Kong

9/F Citi Tower

One Bay East

83 Hoi Bun Road

Kwun Tong, Kowloon, Hong Kong.

As Custodian for Citibank, N.A.

Citibank, N.A., as depositary

388 Greenwich Street

New York, NY10013

Attn: ADR Department

Cooley LLP

c/o Suites 3501-3505, 35/F

Two Exchange Square

8 Connaught Place

Central, Hong Kong

Attn: Will Cai

Re:       Sale of_________American Depositary Shares (the “ADSs”; one ADS represents six Class A Ordinary Share) of VNET Group, Inc. (the “Company”) Pursuant to Rule 144

Dear Sirs:

In connection with the sale of the above-referenced ADSs by_______________(the “Seller”) through_______________________(the “Broker”), a registered broker-dealer, the Broker hereby represents to you, that:

1.	The Broker has done and will do no more than execute the order to sell the ADSs for the Seller in accordance with Rule 144(f) under the Securities Act of 1933 (the “Act”);

2.	The Broker has received or will receive no more than the usual and customary broker’s commission in connection with the sale of the ADSs;

3.	The Broker has not solicited or arranged for the solicitation of, and will not solicit or arrange for the solicitation of, customers’ orders to buy the ADSs in anticipation of or in connection with the sale of the ADSs by the Seller; and

4.	After reasonable inquiry, the Broker is not aware of any circumstances indicating that (i) the Seller is an underwriter with respect to the ADSs or that the sale of the ADSs is part of a distribution of securities for the Company; and (ii) the Seller is acting in concert with any other shareholder of the Company with respect to the sale of the ADSs.

Sincerely yours,

[BROKER’S NAME]

By:
Name:
Title:

Annex E

Confirmation Letter

VNET Group, Inc.
Guanjie Building Southeast 1st Floor
10# Jiuxianqiao East Road
Chaoyang District, Beijing 100016
People’s Republic of China

To:	Maples Fund Services (Cayman) Limited
c/o Maples Fund Services (Asia) Limited
16th Floor, Central Plaza, 18 Harbour Road, Wanchai,
Hong Kong
Attn: Chris Liu/ Tim Lee/ Gary Lau

Date:

Dear Sirs,

VNET Group, Inc. (the “Company”)
Transfer of Class A Ordinary Shares

I hereby confirm, on behalf of the board of directors of the Company, that you are instructed to register the transfer of Class A ordinary shares of the Company from the transferor(s) listed in Exhibit A attached hereto to the transferees listed in Exhibit A attached hereto, upon receipt of the relevant signed instruments of transfer and without seeking further confirmation on the respective transfer.

The Company will issue new share certificates accordingly. A copy of the executed share certificate will be provided for your records.

The use of this letter was approved by written resolutions of the directors of the Company passed on 23 September 2011.

Yours faithfully,

Name:
Title: Director
For and on behalf of the Company

Exhibit A

Transferor(s)	Transferee(s)	Share Certificate No.	Number of Class A Ordinary Shares

Annex F

Officer’s Certificate

VNET Group, Inc.

OFFICER’S CERTIFICATE

I, [·] of VNET Group, Inc., an exempted company with limited liability incorporated under the laws of the Cayman Island (the “Company”), do hereby certify that:

(a)	A registration has been made in the share register in the name of Citi (Nominees) Limited for [·] Class A ordinary shares, which shares are represented by Certificate No. [·] registered in the name of Citi (Nominees) Limited, as depositary (the “Depositary”).

(b)	Attached hereto as Exhibit A is a true, correct and complete specimen of the certificate representing Class A ordinary shares of the Company duly authorized and validly issued in accordance with the constituent documents of the Company.

(c)	The Class A ordinary shares referred to above are being deposited in accordance with the Deposit Agreement, dated as of April 20, 2011 by and among the Company, the Depositary and all Holders and Beneficial Owners of American Depositary Shares issued thereunder.

(d)	Attached hereto as Exhibit B is a true and correct extract from Maples Fund Services (Asia) Limited showing the Depositary as a member of the Company reflecting all Class A ordinary shares heretofore issued to the Depositary, and not otherwise cancelled by the Depositary, including, without limitation, those Class A ordinary shares referred to in (a) above.

IN WITNESS WHEREOF, I have duly executed and delivered this Officer’s Certificate dated of ______________ , 20 .

VNET Group, Inc.

By:
Name:
Title:

Annex G

Form of Consent

VNET Group, Inc.
Guanjie Building Southeast 1st Floor
10# Jiuxianqiao East Road
Chaoyang District, Beijing 100016
People’s Republic of China

[Date]

Securities Services Operations, Citibank Hong Kong

9/F Citi Tower

One Bay East

83 Hoi Bun Road

Kwun Tong, Kowloon, Hong Kong.

Citibank, N.A., as depositary

388 Greenwich Street

New York, NY10013

Attn: ADR Department

Ladies and Gentlemen:

VNET Group, Inc. (the “Company”) hereby consents to the deposit into the ADR facility existing under the terms of the Deposit Agreement, dated as of April 20, 2011 (the “Deposit Agreement”), by and among the Company, Citibank, N.A., as Depositary, and the Holders and Beneficial Owners of American Depositary Shares issued thereunder, by the person(s) listed below of the Shares set forth opposite their name (none of which are “Restricted Securities” within the meaning given to such term in the Deposit Agreement).

Depositor	Shares

VNET Group, Inc.

By:
Name:
Title:

Annex H

Letter of Transmittal for Non-Affiliates

Date:________________

Letter of Transmittal covering delivery of Class A ordinary shares of VNET Group, Inc.

to Custodian and issuance of American Depositary Shares
by Citibank, N.A., New York

Gentlemen

We deliver herewith certificates representing__________________ Class A ordinary shares of VNET Group, Inc. (the “Company”) for deposit with you as Custodian pursuant to the terms of the American Depositary Shares in respect of such Class A ordinary shares issued by Citibank, N.A., New York and we hereby request that American Depositary Shares for such Class A ordinary shares be registered in the name of:

CEDE & Co.,

and be delivered to or upon the written order of:

DTCno.:_____________________________________________________________________

DTCName: ___________________________________________________________________

Beneficiary A/C no.: __________________________________________________________

Beneficiary A/C Name: ________________________________________________________

Further information (if any): ____________________________________________________

Broker Contact Details (if any): _________________________________________________

We request you to so instruct Citibank, N.A., New York by airmail/cable at our expense. In so doing, you will not be liable for mutilation, interruption, omissions, errors, or delays incurred in the mails, or on the part of any telegraph, cable or wireless company, or any employee thereof, or through any cause beyond your control.

We represent that the certificates for Class A ordinary shares delivered herewith are genuine, validly issued, fully paid and non-assessable and that we are authorized by the true owner thereof to deposit the said certificates with you and we warrant that when said certificates are presented to the Company or its transfer agent for transfer to the name of your nominee, such transfer will not be refused because of any defect in the form of documentation or signatures on such certificates and the accompanying instruments of transfer received from us or by reason of any defect in the title we are purporting to transfer to you. If any of the above representation prove to be false or incorrect, we will deliver to you certificates representing Class A ordinary shares which will satisfy the above representations and warranties or, at your opinion, we will reimburse you for any losses, liabilities or expenses incurred as a result thereof.

We hereby certify that: (1) neither the depositor nor the persons on whose behalf securities are being presented for deposit against the issuance of American Depositary Shares is an “issuer” of such securities or is directly or indirectly acting for such “issuer”; (2) neither the depositor nor such other persons has purchased any of such securities from an “issuer” with a view to distribution or is proposing to offer or sell any of such securities for an “issuer” in connection with the distribution of such securities; (3) neither the depositor nor such other persons is participating, or has a direct or indirect participation, in any such undertaking or in the direct or indirect underwriting of any such undertaking; (4) such securities do not constitute the whole or part of an unsold allotment to or subscription by a “dealer”, as a participant in the distribution of such securities by the Company issuing the same or by or through an “underwriter”.

For the purposes of this certification the term “issuer” includes not only the Company but also any person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company; the term “dealer” means any person who engages either for all or part of his time, directly or indirectly as agent, broker, or principal, in the business of offering, buying, selling, or otherwise dealing or trading in securities issued by another person; the term “underwriter” means any person who has purchased from the “issuer” the securities presented for deposit with a view to, or offers or sells for the “issuer” in connection with, the distribution of any such securities, or participates or has a direct or indirect participation in any such undertaking or participates or has a participation in the direct or indirect underwriting of any such undertaking, but the term “underwriter” does not include a person whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors’ or sellers’ commission.

Very truly yours,

[Please Print]
Name of Shareholder

Signed by
Name:
Title:

EXECUTION COPY

21Vianet Group, Inc. – Amended and Restated Restricted ADS Letter Agreement

As of January 26, 2021

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Restricted ADSs

Ladies and Gentlemen:

Reference is made to (i) the Deposit Agreement, dated as of April 20, 2011, as amended and supplemented from time to time (the “Deposit Agreement”), by and among 21Vianet Group, Inc., a company organized under the laws of Cayman Islands (the “Company”), Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of July 24, 2012 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement. This letter agreement (the “Amended and Restated Restricted ADS Letter Agreement”) amends and restates the Restricted ADS Letter Agreement as of the date specified above.

The Company desires to update the RADS procedures existing under the Restricted ADS Letter Agreement to enable certain investors in the Company, including Affiliates of the Company, the names of which are to be provided to the Depositary from time to time (each, a "Restricted Holder"), to hold Shares that constitute Restricted Securities as Restricted ADSs. The Depositary agrees to accommodate the issuance of Restricted ADSs upon the terms set forth herein, provided that (a) the terms of deposit of the Restricted Securities for Restricted ADSs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented as set forth in this Amended and Restated Restricted ADS Letter Agreement to establish procedures for the deposit of Restricted Securities by Restricted Holders.

The purpose and intent of this Amended and Restated Restricted ADS Letter Agreement is to supplement the Deposit Agreement and to amend and restate the Restricted ADS Letter Agreement for the purpose of accommodating (i) the issuance of Restricted ADSs to the Restricted Holders, (ii) the sale or transfer of such Restricted ADSs, and (iii) certain ancillary transactions further described below. The Company and the Depositary agree that this Amended and Restated Restricted ADS Letter Agreement shall be filed as an exhibit to the Company's next Registration Statement on Form F-6 filed in respect of the ADSs under the Securities Act, if any.

1

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement and the Restricted ADS Letter Agreement, as follows:

1.            Depositary Procedures. The Company consents, under Section 2.3 of the

Deposit Agreement, to (i) the deposit by the Company, or by, for, or on behalf of, each Restricted Holder, of the number of Shares specified in the applicable written request contained in a Consent and Delivery Instruction (as hereinafter defined) delivered to the Depositary to accept the deposit of such Shares (which request shall not be unreasonably denied) (the “Restricted Shares”) and (ii) the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated ADSs, upon the terms set forth in Section 2.13 of the Deposit Agreement, as supplemented by this Amended and Restated Restricted ADS Letter Agreement, to the Restricted Holders or their respective designees. The Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the “Designated Restricted ADSs” and the “Designated Shares”, respectively. In connection with each deposit of Designated Shares (i) by the Company and request for issuance of Designated Restricted ADSs, the Company shall deliver to the Depositary a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A-1 hereto (each a “Consent and Delivery Instruction - Company”), and (ii) by a Restricted Holder and request for issuance of Designated Restricted ADSs, the Restricted Holder shall be required to deliver to the Depositary a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A-2 hereto (each a “Consent and Delivery Instruction – Restricted Holder” and together with a Consent and Delivery Instruction – Company, a “Consent and Delivery Instruction”).

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Amended and Restated Restricted ADS Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Designated Shares with the Custodian by the Company, or by, for, or on behalf of, the Restricted Holders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance by the Depositary to the Restricted Holders of Designated Restricted ADSs issued under the terms of this Amended and Restated Restricted ADS Letter Agreement upon deposit of Designated Shares, and (y) the transfer of the Designated Restricted ADSs, the removal of the transfer and other restrictions with respect to Designated Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Designated Shares, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Amended and Restated Restricted ADS Letter Agreement, and (ii) deliver an account statement (the “Account Statement”) to the Company and/or the Restricted Holders upon the issuance of the Designated Restricted ADSs, in each case upon the terms set forth herein. Nothing contained in this Amended and Restated Restricted ADS Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares described herein for deposit under the terms hereof.

2

2.            Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by, for, or on behalf of, the Restricted Holders of the Designated Shares, the issuance of Designated Restricted ADSs, the transfer of Designated Restricted ADSs, the withdrawal of the Designated Shares and the conversion of Designated Restricted ADSs into freely transferable ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Designated Shares, the issuance of the Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the conversion of Designated Restricted ADSs into freely transferable ADSs, and the withdrawal of Designated Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing, the Company shall at the time of execution of this Amended and Restated Restricted ADS Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof addressing the validity, binding nature and enforceability of the Company’s obligations under this Amended and Restated Restricted ADS Letter Agreement under the laws of the State of New York, subject to customary assumptions and qualifications, such opinion to be in form and substance reasonably satisfactory to the Depositary, and (B) its Cayman Islands counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Amended and Restated Restricted ADS Letter Agreement, (ii) this Amended and Restated Restricted ADS Letter Agreement constitutes a legal, valid and binding obligation of the Company under Cayman Islands law enforceable against the Company upon its terms, (iii) all approvals required by Cayman Islands law to permit the deposit of Designated Shares under the Deposit Agreement and this Restricted ADS Letter Agreement have been obtained, and (iv) the terms of this Restricted ADS Letter Agreement and the transactions contemplated by this Restricted ADS Letter Agreement do not contravene or conflict with any Cayman Islands law of general application.

3.            Limitations on Issuance of Restricted ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Amended and Restated Restricted ADS Letter Agreement, to issue and deliver Designated Restricted ADSs only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Consent and Delivery Instruction from the Company or the Restricted Holder, as applicable, (ii) confirmation from the Custodian of the receipt of the due deposit of the Designated Shares by the Company, or by, for, or on behalf of a Restricted Holder, (iii) a “no registration” opinion of U.S. counsel to the Company or the Restricted Holder subject to customary assumptions and qualifications, such opinion to be in form and substance reasonably satisfactory to the Depositary, and (iv) payment of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the holder(s) of the Designated Restricted ADSs.

3

The Depositary shall (unless otherwise agreed by the Company and the Depositary in writing) cause the Designated Restricted ADSs issued upon the deposit of Designated Shares to be separately identified on the books of the Depositary under CUSIP No.:

90138A 99 6 (which may also be used by the Depositary to identify other Restricted ADSs to be issued under the terms of the Deposit Agreement pursuant to other Restricted ADS letter agreements between the Company and the Depositary) and the Designated Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

The Depositary is hereby authorized and directed notwithstanding the terms of Section 2.14 of the Deposit Agreement to issue the Designated Restricted ADSs as Uncertificated Restricted ADSs registered in the books of the Depositary in the name of the Restricted Holders or their designees for the benefit of the Restricted Holders subject to the restrictions specified in Section 4 below.

4.            Stop Transfer Notation and Legend. The books of the Depositary shall identify the Designated Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statements to be sent by the Depositary to the Restricted Holders upon the issuance of Designated Restricted ADSs shall contain a legend substantially to the form of the following legend or certain other legend specified in any applicable supplemental agreement between the Company and the Depositary:

THE RESTRICTED AMERICAN DEPOSITARY SHARES ("RESTRICTED ADSs") CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES ("RESTRICTED SHARES") OF THE COMPANY ARE SUBJECT TO THE TERMS OF A RESTRICTED ADS LETTER AGREEMENT (THE "RESTRICTED ADS LETTER AGREEMENT") AND THE DEPOSIT AGREEMENT, DATED AS OF APRIL 20, 2011, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE "DEPOSIT AGREEMENT"). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SHARES AND ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (B) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH CASE OF (A) OR (B) ABOVE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

4

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND ISSUANCE INSTRUCTION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

5.            Limitations on Transfer of Designated Restricted ADSs. The Designated Restricted ADSs shall be transferable only by the Restricted Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, and, (ii) a Transfer Certification from the transferring Restricted Holder substantially in the form attached hereto as Exhibit B and (iii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth above in Section 4).

6.            Limitations On Cancellation of Designated Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Designated Shares or cancel any Designated Restricted ADSs for the purpose of withdrawing the underlying Designated Shares unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), including, without limitation, payment to the Depositary of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement in connection with the cancellation of ADSs and withdrawal of Deposited Securities, and (y) the Depositary shall have received from the person requesting the withdrawal of the Designated Shares a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit C (such certification, a “Withdrawal Certification”).

5

7.            Fungibility. Except as contemplated herein and except as required by applicable law, the Designated Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Designated Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

8.            Limitations On Exchange of Designated Restricted ADSs for Freely Transferrable ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel the Designated Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed Resale Certification and Instruction Letter, substantially in the form attached hereto as Exhibit D (the “Resale Certification and Instruction Letter”), (ii) an opinion of U.S. securities counsel contemplated in the Resale Certification and Instruction Letter, (iii) payment of applicable fees, taxes and expenses otherwise payable under the Deposit Agreement, and (iv) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Amended and Restated Restricted ADS Letter Agreement.

9.            Removal of Restrictions. Subject to the terms of any applicable supplemental agreement between the Company and the Depositary, the Depositary shall remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and shall treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and to treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, and (y) an opinion of U.S. counsel to the Company to the effect that the specified Designated Restricted ADSs and the underlying Designated Shares are eligible for resale under Rule 144 under the Securities Act or otherwise by persons who are not and have not been affiliates (as defined in Rule 144) of the Company for the three months preceding the date thereof, in either case without limitations imposed by the Securities Act, such opinion to be in form and substance reasonably satisfactory to the Depositary or evidence reasonably satisfactory to the Depositary that the transfer of certain designated Restricted ADSs is covered by an effective Registration Statement under the Securities Act. Upon receipt (i) of such instructions, (ii) and payment of applicable fees, taxes and expenses under the Deposit Agreement, and (iii) such opinion of counsel, or evidence reasonably satisfactory to the Depositary that the transfer of certain Designated Restricted ADSs is covered by an effective Registration Statement under the Securities Act, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Designated Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Restricted ADSs, and (b) making the formerly Designated Restricted ADSs eligible for inclusion in the applicable book-entry settlement system.

6

10.            Representations and Warranties. The Company hereby represents and warrants as of the date hereof and as of the date of each subsequent deposit of Designated Shares under this Amended and Restated Restricted ADS Letter Agreement that (a) the Designated Shares being deposited or to be deposited by the Company, or by, for, or on behalf of, the Restricted Holders for the purpose of the issuance of Designated Restricted ADSs are or will be validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit from time to time of Designated Shares by the Company, or by, for, or on behalf of, Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by Cayman Islands law to permit the deposit of Designated Shares under the Deposit Agreement and this Amended and Restated Restricted ADS Letter Agreement have been, or will be, obtained prior to the deposit of Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) to the Company’s knowledge, none of the terms of this Amended and Restated Restricted ADS Letter Agreement and none of the transactions contemplated in this Amended and Restated Restricted ADS Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Designated Shares and each issuance of Designated Restricted ADSs hereunder.

11.            Indemnity. Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Designated Shares for deposit, the issuance of Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Designated Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Amended and Restated Restricted ADS Letter Agreement.

12.            Governing Law and Jurisdiction. This Amended and Restated Restricted ADS Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder shall be governed by, the laws of the State of New York as applicable to contracts to be wholly performed within the State of New York.

7

Each of the Company and the Depositary acknowledges and agrees that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of or in connection with this Amended and Restated Restricted ADS Letter Agreement and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts. The Company hereby irrevocably designates, appoints and empowers Cogency Global Inc. (the “Agent”) now located at 122 East 42nd Street, 18th Floor, New York, New York 10168, as its authorized agent to receive and accept for and on its behalf, and on behalf of its properties, assets and revenues, service by mail of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought against the Company in any federal or state court as described in the preceding sentence or as otherwise contemplated herein. If for any reason the Agent shall cease to be available to act as such, the Company agrees to designate a new agent on the terms and for the purposes set forth herein reasonably satisfactory to the Depositary. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding against the Company, by service by mail of a copy thereof upon the Agent (whether or not the appointment of such Agent shall for any reason prove to be ineffective or such Agent shall fail to accept or acknowledge such service), with a copy mailed to the Company by registered or certified air mail, postage prepaid, to its address provided in Section 7.5 of the Deposit Agreement. The Company agrees that the failure of the Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Amended and Restated Restricted ADS Letter Agreement, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

This Amended and Restated Restricted ADS Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

[Remainder of page intentionally left blank. Signature page to follow.]

8

The Company and the Depositary have caused this Amended and Restated Restricted ADS Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

21Vianet Group, Inc.

By:
Name:
Title:

CITIBANK, N.A.
as Depositary

By:
Name:
Title:

EXHIBITS

A-1 Consent and Delivery Instruction — Company
A-2 Consent and Delivery Instruction — Restricted Holder
B Transfer Certification
C Withdrawal Certification
D Resale Certification and Instruction Letter

[Signature Page to Amended and Restated Restricted ADS Letter Agreement]

9

The Company and the Depositary have caused this Amended and Restated Restricted ADS Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

21Vianet Group, Inc.

By:
Name:
Title:

CITIBANK, N.A.
as Depositary

By:	/s/ Keith Galfo
Name:Keith Galfo
Title: Vice President

EXHIBITS

A-1 Consent and Delivery Instruction — Company
A-2 Consent and Delivery Instruction — Restricted Holder
B Transfer Certification
C Withdrawal Certification
D Resale Certification and Instruction Letter

EXHIBIT A-1

to

Amended and Restated Restricted ADS Letter Agreement, dated as of January 26, 2021
(the “Amended and Restated Restricted ADS Letter Agreement”), by and between
21Vianet Group, Inc.

and

Citibank, N.A.

CONSENT AND DELIVERY INSTRUCTION - COMPANY

[·][·], 20[·]

Citibank, N.A. - ADR Department
388 Greenwich Street

New York, New York 10013
Attn: Account Management

2l Vianet Group. Inc. (CUSIP #) *

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of April 20, 2011, as amended and supplemented from time to time (the “Deposit Agreement”), by and among 21Vianet Group, Inc. (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Amended and Restated Restricted ADS Letter Agreement, dated as of January 26, 2021 (the “Amended and Restated Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Amended and Restated Restricted ADS Letter Agreement.

The Company hereby deposits the Designated Shares specified in Schedule I hereto on behalf of the specified beneficial owners thereof and hereby consents to the issuance by the Depositary of the corresponding Designated Restricted ADSs (as defined in the Amended and Restated Restricted ADS Letter Agreement).

* Please insert applicable CUSIP # prior to completion and delivery. General RADSs – CUSIP # 90138A 99 6 / Convertible Bond RADSs – CUSIP # 90138A 88 9.

Exh. A-1-1

The Company hereby represents and warrants to the Depositary that (a) the Designated Shares (as defined in the Amended and Restated Restricted ADS Letter Agreement) being deposited for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit of the specified Designated Shares and the issuance and delivery of Designated Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Amended and Restated Restricted ADS Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by Cayman Islands law to permit the deposit of the specified Designated Shares under the Deposit Agreement and the Amended and Restated Restricted ADS Letter Agreement have been obtained prior to the deposit of the specified Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) the specified beneficial owners of the Designated Shares specified on Schedule I hereto will be the Beneficial Owners of the corresponding Designated Restricted ADSs immediately following the deposit of the Designated Shares.

The Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Amended and Restated Restricted ADS Letter Agreement upon the deposit of Shares and issuance of ADSs is being made to the Depositary concurrently herewith.

The Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

21Vianet Group, Inc.

By:
Name:
Title:

Exh. A-1-2

Schedule I

Designated Shares	Designated Restricted ADSs	Name and Address of Beneficial Owner of Designated Restricted ADSs
Shares	ADSs

Exh. A-1-3

EXHIBIT A-2

to

Amended and Restated Restricted ADS Letter Agreement, dated as of January 26, 2021

(the “Restricted ADS Letter Agreement”), by and between

21Vianet Group, Inc.

and

Citibank, N.A.

CONSENT AND DELIVERY INSTRUCTION – RESTRICTED HOLDER

[·][·], 20[·]

Citibank, N.A. - ADR Department
388 Greenwich Street

New York, New York 10013
Attn: Account Management

2l Vianet Group. Inc. (CUSIP #)*

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of April 20, 2011, as amended and supplemented from time to time (the “Deposit Agreement”), by and among 21Vianet Group, Inc. (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Amended and Restated Restricted ADS Letter Agreement, dated as of January 26, 2021 (the “Amended and Restated Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Amended and Restated Restricted ADS Letter Agreement.

The undersigned holder of Restricted Shares (as defined in the Amended and Restated Restricted ADS Letter Agreement) (the “Restricted Holder”) hereby advises the Depositary and the Company of its intent to deposit, or to cause to be deposited on its behalf, the Designated Shares specified in Schedule I hereto and the Company hereby consents to the issuance by the Depositary of the corresponding Designated Restricted ADSs (as defined in the Amended and Restated Restricted ADS Letter Agreement).

* Please insert applicable CUSIP # prior to completion and delivery. General RADSs – CUSIP # 90138A 99 6 / Convertible Bond RADSs – CUSIP # 90138A 88 9.

Exh. A-2-1

Each of the Restricted Holder and the Company hereby represents and warrants to the Depositary that (a) the Designated Shares (as defined in the Amended and Restated Restricted ADS Letter Agreement) being deposited for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit of the specified Designated Shares and the issuance and delivery of Designated Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Amended and Restated Restricted ADS Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by Cayman Islands law to permit the deposit of the specified Designated Shares under the Deposit Agreement and the Amended and Restated Restricted ADS Letter Agreement have been obtained prior to the deposit of the specified Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) the specified Restricted Holder of the Designated Shares specified on Schedule I hereto will be the Beneficial Owner of the corresponding Designated Restricted ADSs immediately following the deposit of the Designated Shares.

Each of the Restricted Holder and the Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Amended and Restated Restricted ADS Letter Agreement upon the deposit of Shares and issuance of ADSs is being made to the Depositary concurrently herewith.

Each of the Restricted Holder and the Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

[RESTRICTED HOLDER]

By:
Name:
Title:

Consented to:

21Vianet Group, Inc.

By:
Name:
Title:

Exh. A-2-2

Schedule I

Designated Shares	Designated Restricted ADSs	Name and Address of Beneficial Owner of Designated Restricted ADSs
Shares	ADSs

Exh. A-2-3

EXHIBIT B

to

Amended and Restated Restricted ADS Letter Agreement, dated as of January 26, 2021
(the “Amended and Restated Restricted ADS Letter Agreement”), by and between
21Vianet Group, Inc.

and

Citibank, N.A.

TRANSFER CERTIFICATION

[·][·], 20[·]

Citibank, N.A. - ADR Department
388 Greenwich Street

New York, New York 10013
Attn: Account Management

21Vianet Group, Inc. (CUSIP #)*

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of April 20, 2011, as amended and supplemented from time to time (the “Deposit Agreement”), by and among 21Vianet Group, Inc., (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Amended and Restated Restricted ADS Letter Agreement, dated as of January 26, 2021 (the “Amended and Restated Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Amended and Restated Restricted ADS Letter Agreement.

* Please insert applicable CUSIP # prior to completion and delivery. General RADSs – CUSIP # 90138A 99 6 / Convertible Bond RADSs – CUSIP # 90138A 88 9.

Exh. B-1

In connection with the transfer of the Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Holder certifies that:

(CHECK ONE)

___	(a)	The Surrendered Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution.

O R

___	(b)	The Surrendered Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement and the Amended and Restated Restricted ADS Letter Agreement shall have been satisfied (including, without limitation, the delivery of an opinion of U.S. securities counsel).

The transferor confirms that applicable taxes and expenses payable in connection the transfer of ADSs under the terms of the Deposit Agreement and the Amended and Restated Restricted ADS Letter Agreement is being made to the Depositary concurrently herewith.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take a Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Amended and Restated Restricted ADS Letter Agreement.

By:
Name:
Title:
Dated:

Exh. B-2

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:

Authorized Signature of Officer:

Title of Officer Signing This Guarantee:

Address:

Area Code and Telephone Number:

Dated:

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh. B-3

Schedule I

The Restricted ADSs are hereby surrendered for transfer by the following person(s):

Name of Owner:

Social Security Number or Taxpayer Identification Number of Owner:

Account Number of Owner:

Street Address:

City, State, and Country:

Date:

The Restricted ADSs are to be issued in the name of, and delivered to, the following person(s) in the form of Uncertificated ADSs:

Name of Transferee:

Street Address:

City, State, and Country:

Nationality:

Social Security or Tax Identification Number:

Exh. B-4

EXHIBIT C

to

Amended and Restated Restricted ADS Letter Agreement, dated as of January 26, 2021
(the “Amended and Restated Restricted ADS Letter Agreement”), by and between
21Vianet Group, Inc.

and

Citibank, N.A.

WITHDRAWAL CERTIFICATION

[·][·], 20[·]

Citibank, N.A. - ADR Department
388 Greenwich Street

New York, New York 10013
Attn: Account Management

21Vianet Group, Inc. (Cusip #) *

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of April 20, 2011, as amended and supplemented from time to time (the “Deposit Agreement”), by and among 21Vianet Group, Inc. (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Amended and Restated Restricted ADS Letter Agreement, dated as of January 26, 2021 (the “Amended and Restated Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Amended and Restated Restricted ADS Letter Agreement.

1.            This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

2.            We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

* Please insert applicable CUSIP # prior to completion and delivery. General RADSs – CUSIP # 90138A 99 6 / Convertible Bond RADSs – CUSIP # 90138A 88 9.

Exh. C-1

3.            We certify that either (check one):

(a)            we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby to persons other than US Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act [, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act], or

(b)            we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act[, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act], or

(c)            we will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “Restricted Securities” (within the meaning of given to such term in the Deposit Agreement).

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Amended and Restated Restricted ADS Letter Agreement in connection the cancellation of Restricted ADSs and the withdrawal of the corresponding Restricted Shares is being made to the Depositary concurrently herewith.

Exh. C-2

Name of Owner:

Social Security Number or Taxpayer Identification Number of Owner:

Account Number of Owner:

Number of Restricted ADSs to be cancelled:

Delivery Information for
delivery of Shares Represented
by Restricted ADSs to be
cancelled:

Date:

Signature of Owner:	(Identify Title if Acting in Representative Capacity)

Exh. C-3

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:

Authorized Signature of Officer:

Title of Officer Signing This Guarantee:

Address:

Area Code and Telephone Number:

Dated:

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh. C-4

EXHIBIT D

to

Amended and Restated Restricted ADS Letter Agreement, dated as of January 26, 2021
(the “Amended and Restated Restricted ADS Letter Agreement”), by and between
21Vianet Group, Inc.

and

Citibank, N.A.

RESALE CERTIFICATION AND INSTRUCTION LETTER

[·][·], 20[·]

Citibank, N.A. - ADR Department
388 Greenwich Street

New York, New York 10013
Attn: Account Management

21Vianet Group, Inc. (CUSIP #                   )*

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of April 20, 2011, as amended and supplemented from time to time (the “Deposit Agreement”), by and among 21Vianet Group, Inc., a company organized under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Amended and Restated Restricted ADS Letter Agreement, dated as of January 26, 2021 (the “Amended and Restated Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Amended and Restated Restricted ADS Letter Agreement.

This Resale Certification and Instruction Letter is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

* Please insert applicable CUSIP # prior to completion and delivery. General RADSs – CUSIP # 90138A 99 6 / Convertible Bond RADSs – CUSIP # 90138A 88 9.

Exh. D-1

The undersigned certifies that (please check appropriate box below):

* ❑ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

** ❑ Sale Exempt from Registration (Post Six Months Sales only): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports);

OR

** ❑ Sale Exempt from Registration (Post One Year Sales only): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company;

OR

** ❑ Sale Exempt from Registration (Sales other than Post Six Months Sales or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being sold in a transaction exempt from registration under the Securities

* The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

Exh. D-2

Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

** ☐ Transfers Exempt from Registration (other than sales above): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

The undersigned hereby requests that the Depositary:

(i)	debit from the undersigned's account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

Restricted ADSs (CUSIP No.:_____________)*, and

(ii)	following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

(CUSIP No.:90138A 103)

to the person(s) identified below:

1.            If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for
undersigned:

DTC Participant Account No.:

Account No. for undersigned at

DTC Participant (f/b/o information):

* Please insert applicable CUSIP # prior to completion and delivery. General RADSs – CUSIP # 90138A 99 6 / Convertible Bond RADSs – CUSIP # 90138A 88 9.

Exh. D-3

Onward Delivery Instructions of
undersigned:

Contact person at DTC Participant:

Daytime telephone number of
contact person at DTC Participant:

2.            If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser/Transferee:
Street Address:

City, State, and Country:

Nationality:

Social Security or Tax Identification Number:

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Amended and Restated Restricted ADS Letter Agreement in connection the cancellation of Restricted ADSs and the issuance of ADSs is being made to the Depositary concurrently herewith.

Name of Owner:

Social Security Number or Taxpayer Identification Number of Owner:

Account Number of Owner:

Date:

Signature of Owner:	(Identify Title if Acting in Representative Capacity)

Exh. D-4

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:

Authorized Signature of Officer:

Title of Officer Signing This Guarantee:

Address:

Area Code and Telephone Number:

Dated:

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh. D-5